                                  Exhibit 99.1

        Slide presentation to be used at analyst and shareholder meetings between January 29, 2002 and February 8, 2002

                             [logo]Renal Care Group

                                   NYSE Symbol

                                       RCI

Forward-Looking Statements

Some of the information included in this presentation is forward-looking information and is given in reliance on the safe harbor provided by the private securities litigation reform act. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from these forward looking statements due to certain factors, including business and economic conditions and the availability of financing. These and other risks and uncertainties are discussed in RCG's reports filed with the SEC, including our annual report on form 10-K and our quarterly reports on form 10-Q.


                                                          [logo]Renal Care Group

KEY INVESTMENT POINTS

- Strong U.S. market growth of 5-6% annually

- Predictable and recurring revenues

- Excellent patient outcomes drive volume growth above market average

- Proven cost management

- Prudent capital structure and strong free cash flow

- Selective acquisition opportunities

                                                          [logo]Renal Care Group


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                               COMPANY INFORMATION



                                                          [logo]Renal Care Group


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COMPANY PROFILE

- Specialized provider of dialysis services

- Physician-driven heritage

- Strong regional market presence

- Cost-effective, quality care

- Commitment to quality care drives value creation

         -  Medical outcomes improved
         -  Financial performance enhanced


                                                          [logo]Renal Care Group


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GROWTH IN PATIENTS

[Graph showing patient growth from 5,200 in 1996 to 8,240 in 1997 to 11,380 in 1998, to 14,500 in 1999 to 16,500 in 2000, to 17,900 as of September 30, 2001]


                                                          [logo]Renal Care Group


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CURRENT LOCATIONS

                                                                       26 States
                                                                     Medium size

[Map showing current locations in the states of Alabama, Alaska, Arizona, Arkansas, Colorado, Florida, Idaho, Illinois, Indiana, Kansas, Kentucky, Louisiana, Michigan, Mississippi, Missouri, Nebraska, New Jersey, New Mexico, Ohio, Oklahoma, Oregon, Pennsylvania, Tennessee, Texas, Washington and Wisconsin]

[logo] Corporate Office, Nashville Tennessee

[character] Regional Offices

[character] University Affiliations

[character] Outpatient Dialysis Centers

                                                         [logo] Renal Care Group


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STRONG REGIONAL MARKET PRESENCE

[Chart showing market presence at December 31, 2000]

Market                                  Market Share               No. of Patients
------                                  ------------               ---------------
Indiana/Ohio                                     48%                       3,000

South and East Texas                             43%                       2,230

Mississippi                                      49%                       2,050

Phoenix, AZ                                      38%                       1,950

S. Chicago, IL                                   34%                       1,760

Central Arkansas                                 39%                         660

Portland, OR/Washington                          70%                       1,145

Western Kansas                                   45%                         550

Weighted Average Share                           30-35%


                                                          [logo]Renal Care Group


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                                INDUSTRY OVERVIEW


                                                          [logo]Renal Care Group

ATTRACTIVE
INDUSTRY FUNDAMENTALS

- Expanding ESRD patient population

         -  High rates of diabetes and hypertension
         -  Aging population
         -  Increasing survival on dialysis

- Recurring and predictable revenues with recent increases from Medicare

- Patients qualify regardless of age

- Positive consolidation momentum


                                                          [logo]Renal Care Group


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U.S. DIALYSIS PROVIDERS

[Pie chart showing dialysis providers in the United States, reflecting market shares as follows: 27% for Fresenius; 15% for DaVita; 15% for Gambro; 7% for Renal Care Group; 18% for hospitals; 13% for other independent providers; 5% for independent chain providers; chart also shows total patients of approximately 260,000, with 80,600 patients being treated by hospital-based programs and other independent providers and with new patients of 4,000 for hospital-based programs and other independent providers]


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                               OPERATING STRATEGY


                                                          [logo]Renal Care Group

OPERATING STRATEGY

- Optimal care drives superior financial results

         -  Clinical objectives aligned with financial interests

- Medical Board is leveraging best practices across the Company

         -  Benchmarking across the Company
         -  Reviewing data and best practice implementation on quarterly basis
         -  Continuously improving outcomes

- Above industry average clinical outcomes


                                                          [logo]Renal Care Group


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                               UREA REDUCTION RATE

             Percent Patients with URR greater than or equal to 70%

                                  Goal = 85.0%

[Graph showing percentage of RCG patients with a urea reduction rate greater than or equal to 70% on a quarterly basis from 1998 through third quarter 2001. RCG results are as follows: 1998 -- Q1 63.7%, Q2 63.9%, Q3 63.2%, Q4 66.1%; 1999
-- Q1 66.4%, Q2 66.5%, Q3 70.0%, Q4 73.4%; 2000 -- Q1 70.8%, Q2 71.2%, Q3 73.2%,
Q4 72.5%; 2001 -- Q1 72.4%, Q2 71.7%, Q3 73.3%.]


                                                          [logo]Renal Care Group


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                               UREA REDUCTION RATE

             Percent Patients with URR greater than or equal to 65%

[Bar chart showing national average percentage of patients with URR greater than or equal to 65% of 80.0% for the year 1999 compared to RCG Q3 2001 percentage of 88.3%.]


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                                   HEMATOCRIT

                         Hematocrit Levels, HD + PD Pts

             Percent Patients with Hct greater than or equal to 33%

                                  Goal = 75.0%

[Graph showing percentage of RCG patients with a hematocrit levels greater than or equal to 33% on a quarterly basis from 1998 through third quarter 2001. RCG results are as follows: 1998 -- Q1 55.5%, Q2 59.0%, Q3 63.0%, Q4 65.9%; 1999 --
Q1 65.9%, Q2 68.9%, Q3 70.5%, Q4 71.8%; 2000 -- Q1 72.8%, Q2 72.9%, Q3 72.5%, Q4
72.7%; 2001 -- Q1 72.7%, Q2 74.6%, Q3 75.6%.]


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                                 HOSPITALIZATION

                           Hospital Days/Patient/Year

[Bar chart showing national average hospitalization of 14.0 days per patient per year for 1999 compared to RCG "Rolling" Twelve Months ended September 30, 2001 of 12.2 days per patient per year]


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                                    MORTALITY

[Bar chart showing national average mortality rate of 24.5% for ESRD patients for 1999 compared to RCG "Rolling" Twelve Months ended September 30, 2001 of 22.4%]


                                                          [logo]Renal Care Group


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                                    MORTALITY

[Bar chart showing national average mortality rate of 24.5% for ESRD patients for 1999 compared to RCG Q3 2001 of 21.1%]

                                                          [logo]Renal Care Group


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                              FINANCIAL INFORMATION



                                                          [logo]Renal Care Group


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EARNINGS PER SHARE

[Bar chart showing earnings per share for the years ended December 31, 1996 through 2000 and separate chart showing earnings per share for the third quarters of 2000 and 2001, all earnings are prior to restatements for the Dialysis Centers of America merger and the Renal Disease Management by Physicians merger. Results shown are as follows: 1996 -- $0.42; 1997 -- $0.57; 1998 -- $0.84; 1999 -- $1.12; 2000 -- $1.31; Q3 2000 -- $0.33; Q3 2001 -- $0.39.
The chart includes an arrow showing growth from 1999 to 2000 represents 17.0% (21.4% without giving effect to an increase in the price of Epogen).]


                                                          [logo]Renal Care Group


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REVENUE
($ in thousands)

[Bar chart showing revenue for the years ended December 31, 1996 through 2000 and separate chart showing revenue for the third quarters of 2000 and 2001, all revenue reflected are prior to restatements for the Dialysis Centers of America merger and the Renal Disease Management by Physicians merger. Results shown are as follows: 1996 -- $135.9 million; 1997 -- $214.0 million; 1998 -- $369.4 million; 1999 -- $520.6 million; 2000 -- $624.6 million; Q3 2000 -- $156.5 million; Q3 2001 -- $193.1 million. The chart includes an arrow showing growth from 1999 to 2000 represents a 20.0% increase.]

                                                          [logo]Renal Care Group


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INCREASING EBITDA MARGINS

[Bar chart showing EBITDA margins for the years ended December 31, 1996 through 2000 and third quarter 2001, all EBITDA margins reflected are prior to restatements for the Dialysis Centers of America merger and the Renal Disease Management by Physicians merger. Results shown are as follows: 1996 -- 18.2%; 1997 -- 19.4%; 1998 -- 22.2%; 1999 -- 23.6%; 2000 -- 23.9%; Q3 2001 -- 24.1%.]


                                                          [logo]Renal Care Group


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COMPLETED ACQUISITIONS 2001

      Group                                                Patients
      -----                                                --------
Providence St. Peters                                         225

Las Cruces, NM                                                175

Methodist - Memphis                                           200

Healthcare of the Rockies                                     275
                                                              ---
                                                              875
                                                              ===

                                                          [logo]Renal Care Group


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Acquisition Performance

                                                  When
                                                  Acquired(1)               2000
                                                  -----------               ----
Patients                                              4,365                  6,099

Revenues (in thousands)                            $132,700               $220,628

EBITDA                                                 20.0%                  26.8%

Days Sales Outstanding                                   81                     68

Patients with URR greater than or equal to 70%           48%                    71%

Patients with Hct greater than or equal to 30%           79%                    87%

(1) All 1996 and 1997 acquisitions

                                                          [logo]Renal Care Group


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FREE CASH FLOW

($ in thousands)

                                                    2001E            2002E
                                                    -----            -----
EBITDA                                             $180,000         $200,000

         CapEx                                       45,000           45,000

         Taxes                                       49,000           50,000

         Interest                                     3,000                0

         Working Capital                             13,000           20,000

         Free Cash Flow                              70,000           85,000


                                                          [logo]Renal Care Group


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Capital Structure

September 30, 2001

($ in thousands)

Long-Term Debt                                       $  6,900          1.4%

Stockholders' Equity                                  484,100
                                                     --------
Total Capital                                        $491,000
                                                     ========

                          EBITDA = $180 million [2001E]


                                                          [logo]Renal Care Group


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LINE OF CREDIT STATUS

August 15, 2001

Total Amount                                                  $129,500,000

Amount Outstanding                                            $          0
                                                              ------------

Amount Available                                              $129,500,000
                                                              ============

Borrowing Rate                                                         5.0%



                                                          [logo]Renal Care Group

KEY INVESTMENT POINTS

- Strong U.S. market growth of 5-6% annually

- Predictable and recurring revenues

- Excellent patient outcomes drive volume growth above market average

- Proven cost management

- Prudent capital structure and strong free cash flow

- Selective acquisition opportunities


                                                          [logo]Renal Care Group

                             [logo]Renal Care Group

                                   NYSE Symbol

                                       RCI